UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  September 1, 2004

(Date of earliest event reported)

Golden Oval Eggs, LLC

(Exact name of Registrant as specified in its charter)

Delaware	333-112533	20-0422519
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

340 Dupont Avenue NE
Renville, Minnesota 56284

(Address of principal executive offices)

Registrant’s telephone number, including area code: (320) 329-8182

Item 8.01.                                              Other Events.

Midwest Investors of Renville, Inc., a Minnesota cooperative doing business as “Golden Oval Eggs”, announced today that at a meeting held on August 31, 2004, its shareholders approved the conversion of the cooperative into a limited liability company.  The conversion was completed by the merger of the cooperative into a wholly—owned subsidiary, Golden Oval Eggs, LLC, a Delaware limited liability company.  The merger also became effective on August 31.    Following the conversion, the business of the cooperative will be continued in the limited liability company form of business organization.  A copy of the press release announcing the vote of the cooperative’s shareholders is incorporated herein by reference and attached as Exhibit 99.1.

Item 9.01.                                              Financial Statements and Exhibits.

(a)                                  Financial Statements: Not Applicable.

(b)                                 Pro Forma Financial Information: Not Applicable.

(c)                                  Exhibits:

Exhibit 99.1                                    Press Release, dated September 1, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Oval Eggs, LLC

Dated: September 1, 2004	By	/s/ Dana Persson
Dana Persson, President and Chief Executive Officer